SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report October 17, 2001
                                         ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         1-3950                                            38-0549190
         -------                                           ----------
   (Commission File Number)                    (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
 --------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated October 17, 2001 concerning third quarter 2001 financial results, our third quarter 2001 financial statements and supplemental third quarter 2001 financial information, filed as Exhibits 20, 99.1 and 99.2 through 99.5, respectively, to this report, are incorporated by reference herein.

         In addition, our North American Production and Overseas Sales schedule dated October 17, 2001, filed as Exhibit 99.6 to this report, is incorporated by reference herein.

         To view slides summarizing our third quarter 2001 financial results, investors can visit the following web site: http://media.ford.com/pdf/3q01SASlides.pdf. Also, investors can access replays of a review of our third quarter results by I. Martin Inglis, Ford's Group Vice President and Chief Financial Officer, that took place in the morning on October 17, 2001, by visiting one of the following web sites: www.streetfusion.com or www.streetevents.com.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation            Description                       Method of Filing
-----------            -----------                       ----------------

Exhibit 20             News Release dated
                       October 17, 2001                  Filed with this Report

Exhibit 99.1           Third Quarter 2001
                       Financial Statements              Filed with this Report

Exhibit 99.2           Selected Consolidated Detail      Filed with this Report

Exhibit 99.3           Vehicle Unit Sales Detail         Filed with this Report

Exhibit 99.4           Third Quarter 2001 Data           Filed with this Report
                       Sheet

Exhibit 99.5           Automotive Geographic and         Filed with this Report
                       Cost of Sales Detail

Exhibit 99.6           North American Production         Filed with this Report
                       and Overseas Sales schedule
                       dated October 17, 2001

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               --------------------------------
                                               (Registrant)


Date:  October 17, 2001                        By: /s/Kathryn S. Lamping
                                               --------------------------------
                                                      Kathryn S. Lamping
                                                      Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20             News Release dated October 17, 2001

Exhibit 99.1           Third Quarter 2001 Financial Statements

Exhibit 99.2           Selected Consolidated Detail

Exhibit 99.3           Vehicle Unit Sales Detail

Exhibit 99.4           Third Quarter 2001 Data Sheet

Exhibit 99.5           Automotive Geographic and Cost of Sales Detail

Exhibit 99.6 North American Production and Overseas Sales schedule dated October 17, 2001